UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2014

UQM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504
(Address of principal executive offices, including zip code)

(303) 682-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events.

On August 5, 2014, the Company filed a prospectus supplement pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with the offering of shares of common stock upon the exercise of outstanding warrants that were issued to the Company's placement agent on February 5, 2014.  The legal opinion of Sherman & Howard LLC relating to the legality of the issuance and sale of the common stock upon exercise of such warrants is attached as Exhibit 5.1 hereto.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No. Description

  5.1  Opinion of Sherman & Howard LLC.

23.1 Consent of Sherman & Howard LLC (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.

Dated:  August 5, 2014By:/s/DAVID I. ROSENTHAL
David I. Rosenthal

Chief Financial Officer, Treasurer and Secretary